1 November 2, 2026 2026 Third Quarter Financial Results Our Mission: Protect and Save Lives ®

2 Safe Harbor Statement and Trademarks 2 This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or any of our businesses, our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives and multi-year transformation, acquisitions and divestitures, including our future results, projected costs, prospects, plans and objectives of management, anticipated catalysts, and the planned use of AI in our business, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. These forward-looking statements are based on our current intentions, beliefs, assumptions and expectations regarding future events based on information that is currently available. You should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement contained herein. Any such forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our medical countermeasures (“MCM”) products, including CYFENDUS® (Anthrax Vaccine Adsorbed (AVA) Adjuvanted) (previously known as AV7909), ACAM2000® (Smallpox and Mpox (Vaccinia) Vaccine, Live), CNJ-016® (Vaccinia Immune Globulin Intravenous, Human (VIGIV)), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)), BioThrax® (Anthrax Vaccine Adsorbed) Ebanga® (ansuvimab-zykl), and/or TEMBEXA® among others, as well as contracts related to development of medical countermeasures; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and impact of generic and branded competition on future sales of NARCAN® (naloxone HCI) Nasal Spray, over-the-counter NARCAN® Nasal Spray and KLOXXADO® Nasal Spray; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; the ability of us and our contractors and suppliers to maintain compliance with current good manufacturing practices, quality and other regulatory and contractual obligations; our ability to collect reimbursement for raw materials and payment of service fees from our Bioservices customers; the results of pending government investigations and their potential impact on our business; our ability to satisfy the conditions of our litigation settlement agreements, and the potential impact of such agreements, including the funds to resolve related litigation, on our business; our ability to comply with the operating and financial covenants required by (i) our term loan facility under the Credit Agreement, dated April 16, 2026, by and among the Company, the lenders from time to time party thereto, and OrbiMed Royalty & Credit Opportunities V, LP, as administrative agent, (ii) our revolving credit facility under a credit agreement, dated September 30, 2024 and amended on April 16, 2026, among the Company, certain subsidiary borrowers, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as Agent, and (iii) our 3.875% Senior Unsecured Notes due 2028; our ability to maintain adequate internal control over financial reporting and to prepare accurate financial statements in a timely manner; our ability to maintain sufficient cash flow from our operations to pay our substantial debt, both now and in the future; our ability to invest in our business operations as a result of our current indebtedness; our ability to execute on, and realize any benefit from, our organizational restructuring activities; the results, if any, of our organizational restructuring initiatives; the impact of our share and debt repurchase programs; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to FDA marketing authorization, and corresponding procurement by government entities outside the United States; the success of our commercialization, marketing and manufacturing capabilities and strategy; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; our ability to attract and retain qualified personnel; our ability to adequately secure and protect our intellectual property rights; the impact of cybersecurity incidents, including which may affect our business partners, collaborators or other third parties; the impact of tariffs and trade relationships between the USG and foreign governments on our business; the impact of business developments with our customers, including the USG, on our financial statements under applicable legal and accounting rules; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and need for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. Readers should consider this cautionary statement, as well as the risks identified in our other filings with the Securities and Exchange Commission, when evaluating our forward-looking statements. Additionally, this presentation contains statistical data obtained from independent sources. While we believe these third-party sources and statistical estimates are reliable as of the date of this presentation, they have not been independently verified by us. We make no representation or warranty, express or implied, as to the accuracy, completeness, or reliability of such statistical data. Trademarks: Emergent®, BioThrax®, BaciThrax®, BAT®, ANTHRASIL®, CNJ-016®, ACAM2000®, NARCAN®, CYFENDUS®, TEMBEXA® and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners, including KLOXXADO®, which is a registered trademark of Hikma Pharmaceuticals USA Inc; Ebanga®, which is a registered trademark of Ridgeback Biotherapeutics L.P.; and IMOJEV®, which is a registered trademark of Substipharm Biologics

3 Today’s Agenda Joe Papa President and CEO Rich Lindahl EVP, Chief Financial Officer Joe Papa President and CEO Multi-Year Transformation Plan Update Q3 2026 Business Performance & Key Highlights Q3 2026 Financial Results & Full-Year Guidance 2026 Growth Catalysts Q&A Session TopicPresenter

EMERGENT

EBS: The Most Diverse Biodefense/MCM and Naloxone Products Globally[1]

- 25+ years of experience developing and manufacturing protections against critical public health threats
- Vast experience working with the U.S. and allied governments to meet some of their most significant preparedness needs
- Continued investment in biodefense/MCM capabilities to remain ready to fulfill the needs of the U.S. in protecting the public and the warfighter
- Broad naloxone portfolio with differentiated offerings, proprietary distribution network; over 10 years of trusted brand leadership with NARCAN® Nasal Spray

20 YEARS
EBS LISTED NYSE


Product Portfolio
Smallpox
• ACAM2000®
• TEMBEXA®
• CNJ-016® (VIGIV)
Mpox
• ACAM2000®
Anthrax
• ANTHRASIL®
• BioThrax®
• CYFENDUS®
• raxibacumab
Botulism
• BAT®
Opioid Overdose Emergency
• NARCAN® Nasal Spray 4 mg
• KLOXXADO® Nasal Spray 8 mg
Ebola
• Ebanga®

1. Supporting data is on file with the company.
*Ebanga® is a trademark of RIDGEBACK BIOTHERAPEUTICS L.P.
**KLOXXADO® is a registered trademark of Hikma Pharmaceuticals USA Inc.
Learn more about Emergent products and access prescribing information here: www.emergentbiosolutions.com/products-services/our-products/

4

5 Multi-Year Transformation Plan Update Joe Papa President and Chief Executive Officer

6 Transformation Goals Our Multi-Year Transformation Plan Turnaround Priorities The leader in solving public health threats for communities around the world Continued commitment to prioritizing patient safety, quality and compliance • Focus on segment revenue growth and improved operating performance • Invest in internal R&D advancement and international market expansion • Identify growth opportunities aligned with internal capabilities • Continue activities to improve balance sheet & credit ratings • Create long-term and sustainable value for shareholders • Advance strategic transformation for long-term growth and profitability • Build synergistic verticals to further leverage EBS infrastructure

7 2026 Business Performance & Key Highlights Joe Papa President and Chief Executive Officer 7

EMERGENT

Continued Execution on Turnaround Plan

Q3 2026 performance results - consistent with expectations

Strong Financial Performance

- ✓ **FY 2026 Q3 Revenues of $110M - within prior guidance range**
- ✓ **2026 YTD Revenue $500M with continued ongoing collaborative partnership with the USG and international governments**
- ✓ **YTD 2026 Adjusted EBITDA[1] $128M, 25% margin[1] with $122M of operating cash flow generated YTD**
- ✓ **Sustained strong cash balance of $176M, and $226M of liquidity**
  - Sufficient cash and liquidity to prioritize and invest in growth initiatives
  - Continued focus on debt optimization and returning value to shareholders
- ✓ **Continued capital management to create long-term value**
  - Repurchased $75M of Unsecured Bond Principal at a discount; reducing total debt and maintaining stable net leverage
- ✓ **Focused cost discipline**
  - Structuring the go-forward business to align with strategic priorities
  - Ongoing business cost prioritization and assessment
  - Restructuring actions taken in August 2026

Business Results & Key Initiatives

- ✓ **Solid MCM performance driven by accelerated contract awards and product deliveries**
  - Contract mod for CYFENDUS from USG; sales to 13 different countries
  - To date International MCM sales were $72M, or 22% of total MCM revenues
  - Continued engagement with U.S. and allied governments
  - Aiming to collaborate with AI companies on bioterrorism prevention
- ✓ **Naloxone business continues to demonstrate importance of community preparedness**
  - Maintained U.S. market leading position across naloxone; pricing competitively
  - Leadership initiatives, International Overdose Awareness Day
- ✓ **Advanced strategic growth initiatives/activities**
  - Canton facility restart on track; held ribbon cutting ceremony with Commonwealth leaders
- ✓ **Progressed critical R&D and regulatory activities**
  - Responding to Ebola with pan-Ebola therapeutic program
  - Actively engaged with 5+ AI/machine learning companies for new pipeline/ development efforts

8

1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.

9 AI Revives New Biologic Threat Risks, Demanding Stronger Biosecurity A Call for Partnership Emergent aims to collaborate with AI companies on bioterrorism preparedness Potential Initiatives • AI for health preparedness council: cross-sector partnership involving Emergent, technology companies, federal agencies and academic institutions to identify practical AI applications and develop safeguards. • Biological threat intelligence: develop early warning indicators, open-source intelligence and risk forecasting, with potential outputs like quarterly threat outlooks and government briefings. • Responsible AI and biodefense framework: create guidelines addressing safety, security, governance, risk controls and human oversight to protect against AI-enabled biothreats. • AI-enabled MCM readiness program: explore how AI could improve manufacturing resilience and surge response planning.

10 Strong Engagement with U.S. and International Governments on Biodefense Preparedness Key Highlights • MCM Q3 2026 revenue of $59M total • Awarded contract modification valued at approximately $24M for CYFENDUS® (Anthrax Vaccine Adsorbed, Adjuvanted); delivered product shipments ahead of schedule to USG • Completed majority of TEMBEXA® (brincidofovir) tablet/suspension deliveries • 10+ contract awards and product orders received (YTD); supplied MCMs to 13 different countries and closed 19 sales in Q3 • Executed on all six USG contract modifications • 22% MCM revenue ($72M) driven by international sales/ product orders YTD

EMERGENT

Leading Critical Efforts in the U.S. and Canada to Help Reduce Opioid Overdose Deaths

Landscape Insights

- U.S. and Canada still experiencing persistent and evolving shifts with opioid epidemic and accidental poisonings[1]
- Synthetic opioids are more powerful and in plentiful supply, and they have transformed the landscape
- U.S. opioid overdose deaths are dropping - notably, deaths peaked at 81,806 in 2022[2] and fell by almost half, to 44,564, in 2025[3]
- U.S. Department of Labor's OSHA issued a new fact sheet "Opioid Overdose Rescue with Reversal Medications" addressing how employers and workers can prepare for and respond to opioid overdoses in the workplace[4]
- $50B+ in total reported opioid settlement dollars; ongoing support from federal and state support programs

Market Leadership in U.S. Public Interest & Canada

- OTC NARCAN® Nasal Spray 4 mg continues to be a standard of care; KLOXXADO® Nasal Spray 8 mg is an important option
- U.S. public interest channel continues to support state, community based organizations and harm reduction entities
  - Tennessee ordered ~6K NARCAN® Nasal Spray Carrying Cases for broad distribution
- Secured Government of Canada standing offer; creates a multiyear pathway for NARCAN® Nasal Spray
- Leading public awareness via *Ready to Rescue* campaign and college engagements

1. International Overdose Awareness Day – Facts and Stats. Available here: www.overdoseday.com/facts-stats/. Accessed October 28, 2026.
2. National Center for Health Statistics, National Vital Statistics System, mortality data file. Available here: www.cdc.gov/nchs/data/databriefs/db491-tables.pdf#4. Accessed October 28, 2026.
3. National Center for Health Statistics, U.S. Overdose Deaths Decrease for Third Consecutive Year in 2025. Available here: www.cdc.gov/nchs/pressroom/releases/20260513.html. Accessed October 28, 2026.
4. Occupational Safety & Health Association, Fact Sheet. Available here: https://www.osha.gov/sites/default/files/publications/OSHA4519.pdf. Accessed October 28, 2026.

11

12 Q3 2026 Financial Results & Full-Year Guidance Rich Lindahl EVP, Chief Financial Officer

13 Key Financial Performance Metrics Q3 2026 vs. Q3 20251 Total revenues consistent with prior guidance Q3 YoY influenced by timing of MCM deliveries (Q2 2026 vs Q3 2025) Adjusted Gross Margin % 2 ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) Total Revenues 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Adjusted EBITDA & Adjusted EBITDA Margin 2 Operating Expenses (R&D and SG&A) R&D SG&A R&D SG&A $231 $110 Q3 2025 Q3 2026 $93 $(5) Q3 2025 Q3 2026 62% 28% Q3 2025 Q3 2026 $52 $56 $39 $47 $13 $9 Q3 2025 Q3 2026 40% (4)% Q3 2026 Includes $8M of restructuring costs

14 $231 $110 Total Revenue $217 $14 $103 $7 Total Product Sales, net All Other Revenue 1. All financial information incorporated within this presentation is unaudited. 2. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. GAAP. 3. Comprises revenues from Bioservices and Contracts and Grants revenues. Notable Revenue Elements Q3 2026 vs. Q3 20251 $75 $1 $84 $57 $44 $25 $27 $7 Naloxone Anthrax MCM Smallpox MCM Other Products Q3 2025 Q3 2026 ($ in millions) 2 3

15 Key Financial Performance Metrics YTD 2026 vs. YTD 20251 Results in-line with expectations and highlight continued cost discipline Adjusted Gross Margin %2 ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) Total Revenues 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Adjusted EBITDA & Adjusted EBITDA Margin2 Operating Expenses (R&D and SG&A) R&D SG&A R&D SG&A $594 $500 YTD 2025 YTD 2026 $205 $128 YTD 2025 YTD 2026 57% 49% YTD 2025 YTD 2026 $176 $167 $135 $138 $41 $29 YTD 2025 YTD 2026 34% 25% YTD 2026 Includes $8M of restructuring costs

16 $594 $500 Total Revenue $545 $49 $468 $32 Total Product Sales, net All Other Revenue 1. All financial information incorporated within this presentation is unaudited. 2. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. GAAP. 3. Comprises revenues from Bioservices and Contracts and Grants revenues. Notable Revenue Elements YTD 2026 vs. YTD 20251 $188 $61 $231 $65 $139 $59 $193 $77 Naloxone Anthrax MCM Smallpox MCM Other Products YTD 2025 YTD 2026 ($ in millions) 2 3

17 1. All financial information incorporated within this presentation is unaudited. 2. Net Debt divided by Trailing Twelve Month Adjusted EBITDA. 3. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 4. Gross Debt and Net Debt exclude $6.6M and $30.0M of unamortized debt issuance costs as of September 30, 2026 and 2025, respectively. Disciplined Balance Sheet Management During Turnaround in 20261 Cash & Liquidity YoY Material Debt Reduction3,4 Net Leverage YoY2,3Continued Strong Cash Flow from Operations Revolver Revolver Cash Cash ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) Gross Debt4 Net Debt 3,4$693 $514$448 $339 Q3 2025 Q3 2026 1.9x 2.4x Q3 2025 Q3 2026 $246 $176 $100 $50 Q3 2025 Q3 2026 $93 $122 YTD 2025 YTD 2026 $346 $226 $75M Unsecured Bond Principal repurchased in Q3 '26 $68M utilized to repurchase Bonds

18 $868 $757 Strong Cash Generation Enables Significant Deleveraging Generated $352M of cumulative operating cash flow through Q3 2026 and reduced net debt 3,4 by $418M vs. YE 20231 1. All financial information incorporated within this presentation is unaudited. 2. Net leverage calculated as net debt divided by TTM Adjusted EBITDA. Adjusted EBITDA includes stock compensation add back for all periods. 3. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 4. Gross Debt and Net Debt exclude $6.6M and $8.2M of unamortized debt issuance costs as of September 30, 2026 and December 31, 2023, respectively. Net Leverage 2,3 Q3 2023: 15.9x Q3 2026: 2.4x Continue to maintaining strong cash position for future capital allocation initiatives $59 $229 $352 Gross Debt4 Net Debt3,4 Cumulative Operating Cash Flow $514 $339 2023 YE 2024 YE 2025 YE YTD 2026 Q3

191. This amount is excluding the excise tax of $0.2M for the nine months ended September 30, 2026. Prioritized Focus Areas • International MCM growth plan • Internal R&D investments (~$50M investment in Ebanga® milestone) • Business development opportunities Growth Investments Debt Refinancing & Reduction • Completed April 2026 term loan refinancing • New $150M term loan, maturity extended to 2031 • Proceeds used to repay prior term loan • Enhanced covenant flexibility following April 2026 refinancing Repurchased $75M Aggregate Principal of Unsecured Bonds • Utilized $68M of cash on hand Debt Management Reauthorized $50M Share Repurchase Program through March 2027 • 2.0M Shares repurchased YTD 2026 for $18.1M1 • $37.3M of reauthorized repurchase amount remains available Share Repurchases YTD Capital Allocation Update

FY 2026 Revenue & Profitability Guidance

EMERGENT

METRIC ($ in millions)	FY 2026 as of November 2, 2026	Action	FY 2026 as of August 5, 2026	FY 2026 as of April 30, 2026	FY 2026 as of February 26, 2026
Total revenues	$600 - $645	**REVISED**[1]	$645 - $675	$720 - $760	$720 - $760
MCM revenues: Impacted by expected timing of USG and International sales					
Commercial revenues: Expected YoY decline of 20% - 25%					
Net loss[2]	$(255) - $(225)	**REVISED**[1]	$(245) - $(225)	$(30) - $(10)	$(30) - $(10)
Adjusted net income (loss)[1]	($10) - $20	**REVISED**[1]	$10 - $30	$45 - $65	$25 - $45
Adjusted EBITDA[1]	$110 - $140	**REVISED**[1]	$130 - $150	$155 - $175	$135 - $155
Adjusted gross margin %[1]	45% - 47%	**REVISED**[1]	42% - 44%	45% - 47%	45% - 47%

Key Assumptions ($ and shares in millions)	FY 2026 as of November 2, 2026
Interest expense	~$38
R&D	~6% of Revenue
SG&A	~28-30% of Revenue
Weighted avg. fully diluted share count	~52
Stock-based compensation expense	~$19
Capex	~$16
Depreciation & amortization	~$81

1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. In the first quarter of 2026 we revised our calculations of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. The updated ranges for our 2026 forecast reflect this adjustment.
2. Net Loss reflects approximately $191M non-cash impairment charge in Q2.

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21 2026 Business Outlook & Catalysts to Enable Growth Joe Papa President and Chief Executive Officer

22 Key Growth Catalysts Drive organic growth through internal R&D programs • TEMBEXA® • EBANGA® • raxibacumab We plan to invest in growth opportunities that enable sustainable and long-term growth. Exploring potential for government-funded R&D programs. Selectively evaluating strategically suitable external programs. Emergent is exploring investment opportunities to support AI companies on bioterrorism initiatives. Expand international MCM orders and opportunities Expand revenue opportunities with line extensions for naloxone business • Multipacks (6, 24 count) • NARCAN® Nasal Spray Carrying Case Accelerate growth through external business development opportunities

Near-Term Focus Maximizes Value of Current Assets and Pipeline/R&D Opportunities

Product/Candidate	Disease Area	Partner(s)	Stage of Development						
			Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Submission	Approved
Ebanga®*	Zaire ebolavirus	BARDA							✓
TEMBEXA®	Smallpox	BARDA							✓
TEMBEXA®	Mpox	PANTHER, Africa CDC-led				**			
raxibacumab	Anthrax	BARDA							✓
IMOJEV®	Japanese Encephalitis	Substipharm Biologics (U.S. market)					***		
CDC Category A Agent	Undisclosed	Undisclosed							
CDC Category B Agent	Undisclosed	Undisclosed							
Pan-Ebola mAB Therapeutic	Bundibugyo ebolavirus, Sudan ebolavirus, Zaire ebolavirus	AbVacc							
Pandemic Flu Vaccine	Flu vaccine candidate/platform to address pandemic flu	TBD candidate/partner selection							

Current Portfolio | Active/Work Underway | Discovery-Evaluation

*Ebanga® is a trademark of RIDGEBACK BIOTHERAPEUTICS L.P.
**PANTHER, Africa CDC-led non-registrational study, "MpOx Study in Africa" (MOSA)
***IMOJEV® is a registered trademark of Substipharm, and is licensed in several countries in Asia since 2012. Exclusive distribution rights for Emergent is subject to U.S. FDA approval.

23

24 • Continued to deliver on multi-year transformation plan; prioritizing key turnaround actions and achieving financial targets to drive our business forward • EBS believes it can play an important role in partnering with AI leaders against potential bad actors / biological threats, in our increasingly dangerous world • MCM continues to support U.S. and international partners preparedness, AI-driven bioterrorism preparedness • Naloxone delivers on EBS’ mission to protect and save lives • Pursuing growth initiatives and creating shareholder value • Ongoing commitment to patient safety, quality and compliance across the enterprise Closing Remarks

25 Q&A Session Questions? Answers.

26 End Notes: Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the United States Securities and Exchange Commission (“SEC”) rules. Specifically, we have referred to the following non- GAAP financial measures: • Adjusted Net Income (Loss) • Adjusted EBITDA • Adjusted EBITDA Margin • Adjusted Gross Margin • Adjusted Gross Margin % • Net Debt • Net Leverage Ratio We define Adjusted Net Income (Loss), which is a non-GAAP financial measures, as net income (loss) excluding the impact of inventory step-up provision, settlement charges, net, severance and restructuring costs (benefits), stock-based compensation expense, acquisition and divestiture costs, non-cash amortization charges, impairments, loss on assets held for sale, contingent consideration milestones, changes in fair value of financial instruments, loss (gain) on debt extinguishment, other, net, and tax effects. In the first quarter of 2026 we revised our calculation of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. We use Adjusted Net Income to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Adjusted EBITDA, which is a non-GAAP financial measure, as net income (loss) before depreciation and amortization, income taxes, total interest expense, net, inventory step-up provision, severance and restructuring costs (benefits), stock-based compensation expense, acquisition and divestiture costs, impairments, loss on assets held for sale, contingent consideration milestones, changes in fair value of financial instruments, settlement charges, net, loss (gain) on debt extinguishment, and other, net. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA divided by Total Revenues. In the first quarter of 2026 we revised our calculation of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry, although it may be defined differently by different companies. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provides management and investors with additional information for comparison of our operating results with the operating results of other companies.

27 End Notes: Non-GAAP Financial Measures (Continued) We define Adjusted Gross Margin, which is a non-GAAP financial measure, as Gross Margin, excluding the impact of intangible asset amortization, stock-based compensation expense, severance and restructuring costs (benefits) and inventory step-up provision. We define Adjusted Gross Margin %, which is a non-GAAP financial measure, as Adjusted Gross Margin as a percentage of Products and services sales, net. In the first quarter of 2026 we revised our calculation of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. We define Net Debt, which is a non-GAAP financial measure, as our total debt less our cash and cash equivalents. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's ability to pay its debts. We define Net Leverage Ratio, which is a non-GAAP financial measure, as our Net Debt divided by our Trailing Twelve Month Adjusted EBITDA. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's current borrowing capabilities. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com.

28 Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) – Q3 2026 vs. Q3 2025(1) (unaudited, $ in millions) Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 2026 2025 Source Net income (loss) $ (32.7) $ 51.2 $ (206.1) $ 107.2 Adjustments: Inventory step-up provision $ 2.1 $ — $ 2.4 $ 1.8 Cost of product and services sales, net Settlement charges, net — (10.5) — (10.5) Cost of product and services sales, net Severance and restructuring costs (benefits) 9.3 — 10.0 (0.8) Cost of product and services sales, net, SG&A and R&D Stock-based compensation expense 4.2 4.8 13.0 10.9 Cost of product and services sales, net, SG&A and R&D Acquisition and divestiture costs — — — 0.2 SG&A Non-cash amortization charges 12.2 18.8 49.4 56.0 Amortization of intangible assets, Other Income (Expense) Impairments — — 191.3 — Impairment of long-lived assets Loss on assets held-for-sale — — — 12.2 Other Income (Expense) Contingent consideration milestones — — (5.0) (50.0) Other Income (Expense) Changes in fair value of financial instruments (3.6) 4.8 (12.5) (1.8) Other Income (Expense) Loss (gain) on debt extinguishment (6.7) (1.1) 13.8 (1.1) Other Income (Expense) Other, net 0.7 — 11.1 (2.9) Other Income (Expense) Tax effect (4.2) (2.8) (43.3) (0.7) Total adjustments: $ 14.0 $ 14.0 $ 230.2 $ 13.3 Adjusted net income (loss) $ (18.7) $ 65.2 $ 24.1 $ 120.5 Diluted shares used in computing Adjusted net income (loss) per diluted share 51.3 56.5 51.6 56.7 Adjusted net income (loss) per diluted share $ (0.36) $ 1.15 $ 0.47 $ 2.13 (1) Amounts for fiscal year 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

29 Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Income (Loss) Margin to Adjusted EBITDA Margin – Q3 2026 vs. Q3 2025(1) (unaudited, $ in millions) Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 2026 2025 Net income (loss) $ (32.7) $ 51.2 $ (206.1) $ 107.2 Adjustments: Depreciation & amortization $ 17.0 $ 23.4 $ 64.6 $ 72.3 Income taxes (3.7) 6.4 16.8 26.3 Total interest expense, net 8.8 13.6 28.1 41.0 Inventory step-up provision 2.1 — 2.4 1.8 Settlement charges, net — (10.5) — (10.5) Severance and restructuring costs (benefits) 9.3 — 10.0 (0.8) Stock-based compensation expense 4.2 4.8 13.0 10.9 Acquisition and divestiture costs — — — 0.2 Impairments — — 191.3 — Loss on assets held-for-sale — — — 12.2 Contingent consideration milestones — — (5.0) (50.0) Changes in fair value of financial instruments (3.6) 4.8 (12.5) (1.8) Loss (gain) on debt extinguishment (6.7) (1.1) 13.8 (1.1) Other, net 0.7 — 11.1 (2.9) Total adjustments $ 28.1 $ 41.4 $ 333.6 $ 97.6 Adjusted EBITDA $ (4.6) $ 92.6 $ 127.5 $ 204.8 Total revenues $ 110.0 $ 231.1 $ 500.4 $ 594.2 Net income (loss) margin (30) % 22% (41) % 18 % Adjusted EBITDA margin (4) % 40% 25% 34% (1) Amounts for fiscal year 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

30 Reconciliations of Total Revenues to Product and Services Sales, Net and of Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % – Q3 2026 vs. Q3 2025(1) & YTD 2026 vs. YTD 2025(1) APPENDIX Three Months Ended September 30, Nine Months Ended September 30, ($ in millions) 2026 2025 2026 2025 Total revenues $ 110.0 $ 231.1 $ 500.4 $ 594.2 Contracts and grants 3.6 9.1 17.5 32.8 Product and services sales, net $ 106.4 $ 222.0 $ 482.9 $ 561.4 Cost of product and services sales, net 80.8 85.9 249.9 241.3 Intangible asset amortization 10.6 16.3 44.3 48.8 Gross margin $ 15.0 $ 119.8 $ 188.7 $ 271.3 Gross margin % 14% 54% 39% 48 % Add back: Intangible asset amortization $ 10.6 $ 16.3 $ 44.3 $ 48.8 Stock-based compensation expense 0.7 0.3 2.1 0.9 Severance and restructuring costs (benefits) 1.3 0.2 1.4 (0.8) Inventory step-up provision 2.1 — 2.4 1.8 Adjusted gross margin $ 29.7 $ 136.6 $ 238.9 $ 322.0 Adjusted gross margin % 28% 62% 49% 57% (1) Amounts for fiscal year 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

31 Reconciliations of Total Debt to Net Debt (1) and Net Leverage Ratio (2) (unaudited, $ in millions) As of As of As of As of September 30, 2026 September 30, 2025 December 31, 2023 September 30, 2023 Total debt $ 514.3 $ 693.1 $ 868.4 $ 866.3 Less: Cash and cash equivalents 175.7 245.5 111.7 87.8 Net debt $ 338.6 $ 447.6 $ 756.7 $ 778.5 Twelve months ended Twelve months ended Twelve months ended Twelve months ended (unaudited, $ in millions) September 30, 2026 September 30, 2025 December 31, 2023 September 30, 2023 Net income (loss) $ (260.7) $ 75.9 $ (760.5) $ (778.0) Adjustments: Depreciation & amortization $ 88.0 $ 98.3 $ 125.1 $ 131.1 Income taxes 20.7 30.0 29.3 39.9 Total interest expense, net 41.5 55.2 80.9 70.6 Impairments 191.3 — 524.9 531.6 Inventory step-up provision 6.0 6.8 3.9 53.3 Changes in fair value of financial instruments (5.3) 0.5 0.2 (0.2) Severance and restructuring costs (benefits) 10.0 (1.2) 33.4 34.5 Exit and disposal costs — — 12.5 6.1 Acquisition and divestiture costs — 0.2 4.7 3.5 Loss (gain) on sale of business and assets held-for-sale — 12.2 (74.2) (74.2) Settlement charges, net 0.9 (9.0) — — Contingent consideration milestones (5.0) (50.0) — — Loss (gain) on debt extinguishment 27.1 (1.1) (2.5) — Stock-based compensation expense 18.3 15.2 23.1 30.8 Other, net 11.1 (2.9) — — Total adjustments $ 404.6 $ 154.2 $ 761.3 $ 827.0 Adjusted EBITDA $ 143.9 $ 230.1 $ 0.8 $ 49.0 Net Leverage Ratio 2.4 $ 1.9 $ 945.9 $ 15.9 (1) Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $6.6M, $30.0M, and $4.5M as of September 30, 2026, 2025 and 2023, respectively, and $8.2M as of December 31, 2023. (2) Amounts for fiscal years 2023 and 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

32 Reconciliation of Net Loss to Adjusted Net Income (Loss) – Full Year 2026 Forecast ($ in millions) 2026 Full Year Forecast Source Net loss $(255) - $(225) Adjustments: Inventory step-up provision $5 Cost of products and services, net Severance and restructuring costs 11 Cost of products and services, net, SG&A and R&D Stock-based compensation expense 19 COGS, R&D and SGA Non-cash amortization charges 62 Amortization of IA and Other Income (Expense) Impairments 191 Impairment of long-lived assets Loss on assets held-for-sale 11 Other Income (Expense) Contingent consideration milestones (5) Other Income (Expense) Changes in fair value of financial instruments (13) Other Income (Expense) Loss on debt extinguishment 14 Other Income (Expense) Tax effect (50) Total adjustments: $245 Adjusted net income (loss) ($10) - $20

33 Reconciliation of Net Loss to Adjusted EBITDA – Full Year 2026 Forecast ($ in millions) 2026 Full Year Forecast Net loss $(255) - $(225) Adjustments: Depreciation & amortization $81 Income taxes 13 Total interest expense, net 38 Inventory step-up provision 5 Severance and restructuring costs 11 Stock-based compensation expense 19 Impairments 191 Loss on assets held-for-sale 11 Contingent consideration milestones (5) Changes in fair value of financial instruments (13) Loss on debt extinguishment 14 Total adjustments $365 Adjusted EBITDA $110 - $140

34 Reconciliations of Forecasted Total Revenues to Forecasted Product and Services Sales, Net and of Forecasted Gross Margin and Gross Margin % to Forecasted Adjusted Gross Margin and Adjusted Gross Margin % - Full Year 2026 Forecast ($ in millions) 2026 Full Year Forecast Total revenues $600 - $645 Contracts & Grants $(22) - $(25) Product and services sales, net $578 - $620 Cost of product and services sales, net $328 - $339 Intangible asset amortization 55 Gross margin $195 - $226 Gross margin % 34% - 36% Add back: Intangible asset amortization $55 Inventory step-up provision 5 Severance and restructuring costs 2 Stock-based compensation expense 3 Adjusted gross margin $260 - $291 Adjusted gross margin % 45% - 47%